Exhibit 99.2

INDEPENDENT AUDITOR’S REPORT

To the Members

Mark Twain Casino, L.L.C.

LaGrange, Missouri

We have audited the accompanying balance sheets of Mark Twain Casino, L.L.C. as of December 31, 2004 and 2003, and the related statements of operations, changes in members’ equity, and cash flows for each of the three years in the period ended December 31, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mark Twain Casino, L.L.C. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

St. Joseph, Missouri

January 19, 2005

MARK TWAIN CASINO, L.L.C.

Balance Sheets

December 31, 2004 and 2003

ASSETS

	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$2,887,621	$4,221,196
Restricted cash and cash equivalents	1,132,896	1,216,202
Inventories	63,164	53,552
Accounts receivable	14,382	13,266
Prepaid expenses	393,822	252,700

Total current assets	4,491,885	5,756,916

PROPERTY AND EQUIPMENT
Land and land improvements	1,835,144	1,842,644
Building and equipment	14,646,544	14,047,959

Total	16,481,688	15,890,603
Less accumulated depreciation	4,475,944	3,304,035

Total property and equipment	12,005,744	12,586,568

INTANGIBLE ASSETS
Loan costs	552,500	552,500
Less accumulated amortization	552,500	190,744

Total intangible assets	—	361,756

OTHER ASSETS	—	150,000

TOTAL ASSETS	$16,497,629	$18,855,240

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

LIABILITIES AND MEMBERS’ EQUITY

	2004	2003
CURRENT LIABILITIES
Accounts payable	$575,907	$251,124
Current portion of notes payable	—	2,009,012
Accrued liabilities	1,049,524	1,039,698

Total current liabilities	1,625,431	3,299,834

LONG-TERM LIABILITIES
Notes payable, less current maturities included above	—	8,286,608

Total liabilities	1,625,431	11,586,442

MEMBERS’ EQUITY	14,872,198	7,268,798

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$16,497,629	$18,855,240

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

MARK TWAIN CASINO, L.L.C.

Statements Of Operations

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
REVENUES
Gaming	$26,863,907	$25,203,680	$24,829,291
Non-gaming	1,661,587	1,677,792	1,701,053

Total revenues	28,525,494	26,881,472	26,530,344
Less promotional allowances	(634,238)	(600,471)	(559,541)

Net revenues	27,891,256	26,281,001	25,970,803

COST OF GOODS SOLD	1,202,755	1,202,730	1,251,506

Gross profit	26,688,501	25,078,271	24,719,297

OPERATING EXPENSES
Departmental expenses	15,526,429	15,152,707	15,363,983
General and administrative expenses	2,494,823	2,304,449	2,427,863
Loss on sale of assets	14,935	43,536	—
Depreciation and amortization	1,788,126	1,499,070	1,490,408

Total operating expenses	19,824,313	18,999,762	19,282,254

OPERATING INCOME	6,864,188	6,078,509	5,437,043

OTHER INCOME (EXPENSE)
Interest income	21,713	7,696	19,463
Interest expense	(454,854)	(674,696)	(1,291,443)
Miscellaneous income	57,653	93,887	40,233

Total other income (expense)	(375,488)	(573,113)	(1,231,747)

NET INCOME	$6,488,700	$5,505,396	$4,205,296

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

MARK TWAIN CASINO, L.L.C.

Statements Of Changes In Members’ Equity

Years Ended December 31, 2004, 2003 and 2002

	Cardinal Gaming Company	Sauvage Gas Company	Total Members’ Equity (Deficit)

BALANCE, DECEMBER 31, 2001	$(221,377)	$(221,377)	$(442,754)

Net income	2,102,648	2,102,648	4,205,296

BALANCE, DECEMBER 31, 2002	1,881,271	1,881,271	3,762,542

Member distributions	(999,570)	(999,570)	(1,999,140)
Net income	2,752,698	2,752,698	5,505,396

BALANCE, DECEMBER 31, 2003	3,634,399	3,634,399	7,268,798

Member contributions	2,000,000	2,000,000	4,000,000
Member distributions	(1,442,650)	(1,442,650)	(2,885,300)
Net income	3,244,350	3,244,350	6,488,700

BALANCE, DECEMBER 31, 2004	$7,436,099	$7,436,099	$14,872,198

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

MARK TWAIN CASINO, L.L.C.

Statements Of Cash Flows

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,488,700	$5,505,396	$4,205,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,426,370	1,420,141	1,411,480
Amortization	361,756	78,929	78,928
Loss on sale of assets	14,935	43,536	—
Changes in operating assets and liabilities:
Inventories	(9,612)	(4,382)	(5,488)
Accounts receivable – net	(1,116)	(867)	28,438
Prepaid expenses	(141,122)	134,365	80,417
Other assets	150,000	—	—
Accounts payable	12,003	3,468	(135,261)
Accrued liabilities	27,620	(157,655)	163,799
Chip and token liability	(17,794)	2,714	(2,392)
Net cash provided by operating activities	8,311,740	7,025,645	5,825,217

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(557,701)	(458,032)	(151,164)
Proceeds from sale of assets	10,000	138,994	44,009
Sales of investments	—	—	7,652
Net cash used in investing activities	(547,701)	(319,038)	(99,503)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term debt	(10,295,620)	(3,987,970)	(3,146,800)
Member contributions	4,000,000	—	—
Member distributions	(2,885,300)	(1,999,140)	—
Net cash used in financing activities	(9,180,920)	(5,987,110)	(3,146,800)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,416,881)	719,497	2,578,914

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,437,398	4,717,901	2,138,987

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,020,517	$5,437,398	$4,717,901

SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid for interest	$478,593	$758,871	$1,254,678

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

MARK TWAIN CASINO, L.L.C.

Summary Of Significant Accounting Policies

December 31, 2004, 2003 and 2002

Mark Twain Casino, L.L.C. (the Company) was formed on January 30, 1995 for the purpose of conducting gaming operations in the United States.  Construction of a dockside barge casino was started in 2000 and the Company was issued a gaming license by the Missouri Gaming Commission and commenced operations on July 25, 2001.  The Company is subject to continuing regulation and enforcement by the Missouri Gaming Commission.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less when purchased to be cash equivalents.

CASINO REVENUES

The Company’s revenue consists primarily of income from gaming operations.  In accordance with gaming industry practice, the Company recognizes as gaming revenue the net wins from gaming activities, which is the difference between gaming wins and losses.  Other sources of revenue include food and beverage, and gift shop sales.

INVENTORIES

The Company’s inventories of food, beverages, and gift shop merchandise, are stated at the lower of replacement cost, which approximates first-in, first-out cost, or market value.

ADVERTISING

The Company expenses advertising costs as incurred.

PROPERTY AND EQUIPMENT

Property and equipment, with the exception of land, is depreciated over the estimated useful life of each asset.  Annual depreciation is computed on either straight-line or accelerated methods for financial reporting.  The estimated economic useful lives for each property classification are as follows:

Building and improvements	39.5	years
Barge, land, and site improvements	10 to 30	years
Equipment, furniture, and fixtures	3 to 10	years

Renewal, improvements and betterments are capitalized.  Ordinary maintenance and repairs are charged to expenses as incurred.

LOAN FEES

Loan fees represent direct costs related to obtaining long-term financing and are amortized over the lives of the related loans.

INCOME TAXES

The Company and its members have elected to be treated as a partnership for income tax purposes.  Accordingly, any tax liability or benefit generated by the Company is passed through to its members, with no tax effect to the Company.

This information is an integral part of the accompanying financial statements.

MARK TWAIN CASINO, L.L.C.

Notes To Financial Statements

December 31, 2004, 2003 and 2002

NOTE 1 - RESTRICTED CASH AND CASH EQUIVALENTS

The Company is required, under Missouri Gaming Commission (M.G.C.) regulations, to maintain a balance of cash or short-term investments in amounts at least equal to the Company’s previous month’s average daily payout to patrons, multiplied by seven.  Additionally, certain depository accounts are required for gaming and admission tax remittal.  As of December 31, 2004 and 2003, the minimum cash balance requirements were $1,132,896 and $1,132,880, respectively, and are included in restricted cash and cash equivalents in the accompanying balance sheets.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment balances are as follows:

	2004	2003
Land	$839,227	$849,227
Land improvements	995,917	993,417
Building and improvements	6,018,922	6,018,922
Barge and site improvements	1,495,224	1,495,224
Equipment, furniture and fixtures	7,132,398	6,533,813
	16,481,688	15,890,603
Less accumulated depreciation	4,475,944	3,304,035
Property and equipment, net	$12,005,744	$12,586,568

NOTE 3 - PROMOTIONAL ALLOWANCES

Revenues from casino operations include the retail value of food and beverage, goods and services provided to customers on a complimentary basis.  Such amounts are then deducted as promotional allowances.  The estimated cost of providing these promotional allowances is as follows:

	2004	2003	2002
Food and beverage	$257,659	$247,090	$225,821
Other	44,013	32,341	37,383
Total	$301,672	$279,431	$263,204

NOTE 4 - RELATED PARTIES

The Company entered into an agreement with Grace Entertainment, Inc. to provide assistance in obtaining financing, and to provide management and business expertise to the Company for a period of five years after the commencement date of operations.  Grace Entertainment, Inc. receives as a management fee 2 ½% of the adjusted gross receipts resulting from operations of the enterprise.  Management fees for the years ended December 31, 2004, 2003 and 2002 totaled $698,475, $659,638 and $651,167, respectively.  In addition to the management fee, Grace Entertainment, Inc. also receives reimbursement for ordinary and necessary business expenses.  Grace Entertainment is affiliated with the Company through common ownership.

Included in accounts payable are amounts owed to related parties as of December 31, 2004 and 2003 of $117,170, and $109,246, respectively.

During 2003 and 2002, used slot machines were sold for $59,855 and $44,009, respectively, to St. Jo Frontier Casino, which is affiliated with the Company through common ownership.

During 2003, used slot machines were sold for $68,986 to Southern Iowa Gaming Company, which is affiliated with the Company through common ownership.

Interest expense totaled $-0-, $37,577 and $357,406 as of December 31, 2004, 2003 and 2002, respectively, for the related party debt detailed in Note 5.

During 2003, the Company reimbursed St. Jo Frontier Casino, which is affiliated with the Company through common ownership, $18,268 for costs associated with the Company’s opening.

The Company entered into individual $1,000,000 unsecured related party debt agreements with Sauvage Gas Company and Cardinal Gaming Co.  These agreements were amended in July 2000 to increase the debt up to $1,750,000 per party and amended in 2001 up to $1,781,245 per party.  Both notes required interest at 12% payable on December 31 of each year.  The entire outstanding principal was paid in 2003.

NOTE 5 - DEBT

In July 2000, the Company entered into a $14,000,000 construction loan agreement with The Marshall Group, Inc.  Loan fees totaling $552,500 were recorded in connection with the loan as an advance on the note payable.  Service fees are expensed as incurred and totaled $21,304, $28,322 and $32,791 for the years ended December 31, 2004, 2003 and 2002, respectively.  The note required monthly interest payments at a variable interest rate set at Wall Street Journal Prime plus 1%.  The rate was recalculated and adjusted each August 1st.  According to the loan agreement, payment terms were interest only from September 1, 2000 through November 1, 2001.  Beginning on December 1, 2001, equal monthly payments, including interest, were required and recalculated annually based on the interest rate adjustment.  The note was collateralized by the building, non-gaming equipment, a lien on all receipts and revenues of the enterprise, and the personal guarantees of the members of the Company.  The note was retired during 2004.

Long-term debt at December 31, 2004 and 2003 consists of :

	2004	2003
Secured note payable to The Marshall Group	$—	$10,295,620
Total	—	10,295,620
Less current portion	—	2,009,012
Long-term portion	$—	$8,286,608

NOTE 6 - LEASE COMMITMENTS

The Company entered into a franchise and lease agreement for a river dock with the City of LaGrange, Missouri in May 1995.  This agreement was amended in December 1999 to reflect the current ownership of Mark Twain Casino, L.L.C.  The five year lease agreement requires $200,000 annual payments beginning at the commencement of gaming operations.  The Company has the option to renew this lease for up to four additional five year terms.  The Company made advance payments of $300,000 on the lease in 2001, of which $-0- was recorded in prepaid expense at December 31, 2004 and 2003.  An additional $100,000 advance payment was made in 2001 that is to apply to the final year of the agreement.  Subsequent to year end, the casino was sold to a third party who assumed ownership of this lease.  Therefore, this prepayment is presented as a current asset within prepaid expenses on the balance sheets in 2004 and as a long-term asset within the other assets caption in 2003.  Total lease expense under this lease was $200,000 for the years ended December 31, 2004, 2003 and 2002.

As part of the lease agreement, the Company also agreed to pay the City of LaGrange, Missouri $50,000 for the LaGrange Revitalization Organization’s NAP program.  This payment was a one time event which did not bind the City to approve future contributions to the NAP program.  The Company recorded this contribution as prepaid rent, and it is to be applied in the fifth year of gaming operations to the required lease payments described above.  Subsequent to year end, the casino was sold to a third party who assumed ownership of this contribution.  Due to the buyer assuming ownership of this payment, this contribution is classified as current in 2004 for financial presentation purposes.

The Company has agreed that, beginning with the first year of operation, if it falls short or exactly meets its projections of admission fees and state taxes that go to the City, the Company will pay a $50,000 annual beautification fee to the City for five years, payable on the first of July.  If the Company exceeds its projections, each dollar in excess of projections will be credited toward the $50,000 beautification fee.  At June 30, 2004, the Company exceeded the projection and the fee was not required to be paid.  The Company anticipates that no fee will be necessary at June 30, 2005 and has therefore not provided any accrual for such a fee in these financial statements.

The Company leases office equipment under noncancelable operating leases expiring in various years through 2007.  Lease expense related to these leases totaled $6,700 in 2004.  Subsequent to year-end the Casino was sold to a third party.  These leases will be assumed by the third party.  The following schedule is included for informational purposes only.

Future minimum lease payments under these leases are as follows:

2005	$9,606
2006	9,606
2007	2,388

Total	$21,600

Minimum lease payments exclude rentals under renewal options which, as of December 31, 2004 and 2003 are not reasonably assured of being exercised.

The Company also leases slot machines under the terms of various month-to-month operating lease agreements.  These are cancelable at the option of either party to the leases.

Total rental expense for the years ended December 31, 2004, 2003 and 2002 was $494,403, $482,375 and $704,770 respectively.

NOTE 7 - ADVERTISING

Advertising expense charged to operations for the years ended December 31, 2004, 2003 and 2002 totaled $1,397,612, $1,365,358 and $1,310,369, respectively.

NOTE 8 - OTHER TAXES

The Company remits daily to the M.G.C. a gaming tax representing 20% of adjusted gross receipts from gaming and an admission tax of $2 per patron per gaming session.  Gaming taxes totaled $5,377,411, $5,040,742 and $4,969,536 and admission taxes totaled $2,054,628, $2,104,406 and $2,222,982, for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTE 9 - PENSION PLAN

Effective January 1, 2002, the Company established a defined contribution pension plan (the Plan) that is qualified under Internal Revenue Code, Section 401(k).  The Plan provides for Company contributions annually, equal to 25 percent of each eligible participant’s individual contribution of up to 6 percent of compensation.  Employees may make additional contributions to the Plan up to a specified limit.  The funds of the Plan are deposited with a trustee and invested at the employee’s option in one or more investment funds.  The total pension expense was $12,341, $12,384 and $5,172 for 2004, 2003 and 2002, respectively.

NOTE 10 - CONTINGENCIES

The Company is a defendant in a complaint filed in the United States District Court, Eastern District of Missouri.  The suit has no specified damages and is presently in the discovery process.  Legal counsel is vigorously defending this action.  It is the opinion of management, after reviewing such actions with counsel, that they should not result in material adverse consequences to the Company.

NOTE 11 - ACCRUED EXPENSES

Accrued expenses consist of the following:

	2004	2003
Accrued payroll and related costs	$293,902	$258,024
State gaming taxes	89,685	185,405
Player’s club liability	413,725	328,545
Other accrued liabilities	252,212	267,724
Total	$1,049,524	$1,039,698

NOTE 12 - RECLASSIFICATIONS

Certain reclassifications of prior year amounts have been made to conform to the presentation adopted for 2004.  These reclassifications had no effect on previously reported losses or changes in members’ equity.

NOTE 13 - SUBSEQUENT EVENTS

On July 20, 2004, the Company entered into a definitive agreement with Herbst Gaming, Inc. to sell the assets of the Company for a cash sales price of approximately $56,479,000.  These assets include the Mark Twain Casino, located in La Grange, Missouri, which contains 506 slot machines and 17 table games.  This transaction was closed on February 1, 2005.

This information is an integral part of the accompanying financial statements.